South Jersey Industries Q3 2017 Business Update November 3, 2017

Certain statements contained in this presentation may qualify as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact should be considered forward-looking statements made in good faith and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “expect”, “estimate”, “forecast”, “goal”, “intend”, “objective”, “plan”, “project”, “seek”, “strategy”, “target”, “will” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These risks and uncertainties include, but are not limited to, the following: general economic conditions on an international, national, state and local level; weather conditions in our marketing areas; changes in commodity costs; changes in the availability of natural gas; “non-routine” or “extraordinary” disruptions in our distribution system; regulatory, legislative and court decisions; competition; the availability and cost of capital; costs and effects of legal proceedings and environmental liabilities; the failure of customers or suppliers to fulfill their contractual obligations; and changes in business strategies. These cautionary statements should not be construed by you to be exhaustive. While SJI believes these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience. Further, SJI undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise. Forward Looking Statements 2

3 Grow Economic Earnings Improve Quality of Earnings Maintain Balance Sheet Strength Maintain Low to Moderate Risk Profile 2017 Highlights Maintain Economic EPS Guidance of $1.14 to $1.20 for 2017 • Announced acquisition of Elizabethtown Gas and Elkton Gas • Utility rate case resolution provides $39.5 million of incremental revenue • Executed 11th fuel supply management contract for Tyr Hickory Run Station • $81.6 million invested YTD through AIRP II and SHARP • ≈ 6,000 customers added YTD (gross) The Path to Long Term Growth

Targeted Acquisition of Elizabethtown Gas & Elkton Gas 4 $1.7B transaction, with effective purchase price of $1.4B¹ Opportunistic deal that builds scale and improves business mix Transaction value  23.4x estimated 2018 earnings based on equity value of $850M ($1.4B less $550M of debt) Significantly additive to SJI 2020 Economic Earnings goal of $150M ¹Adjusted for $312M tax basis step-up 980388_1.wor - NY008P5T NJJ PA DE MD NY VA South Jersey Gas Elizabethtown Gas Elkton Gas

Significant opportunities for incremental investment Projected average cap-ex of $135M annually $800M of additional investment potential to replace aging infrastructure $450M of incremental capital investment opportunities 5 Targeted Acquisition of Elizabethtown Gas & Elkton Gas Elizabethtown Gas & Elkton Gas Capex (2018-2021)

South Jersey Gas – Base Rate Case Settlement 6 Revenues from base rates will increase by $39.5 million Additive to SHARP and AIRP II roll-ins that occurred on October 1, 2017 Rate of Return is 6.80% Return on Equity of 9.60% Equity-to-capital ratio of 52.5%

SJI Capital Investment $1.9B of planned Cap Ex 2016-2020¹ Focused on regulated utility and FERC regulated growth $291M $318M $329M $515M $411M 2016A 2017P 2018P 2019P 2020P Regulated Utility FERC regulated Non-Utility 2016A-2020P 74% 20% 6% % Utility and FERC regulated: 94% 7¹Capital expenditures shown are inclusive of affiliate investments and do not reflect any projections for pending acquisition

Utility Capital Investment

Base Capital
- ✓ Rate case settlement effective November 1
- ✓ ≈ $850M planned capital investment 2016-2020
- ✓ Utility HQ targeted for September 2018 completion

AIRP II (Accelerated Infrastructure Replacement Program)
- ✓ $4.7M increase in annual revenues effective Oct. 1, based on $46.1M investment
- ✓ Currently in year two of 5-year, $302.5M program

SHARP (Storm Hardening and Reliability Program)
- ✓ $3.4M increase in annual revenues effective Oct. 1, based on $33.3M investment
- ✓ Phase II petition filed November 1

BL England
- ✓ Proposed ≈ $115M pipeline to supply natural gas to the former BL England generating facility
- ✓ Final Pinelands Commission approval received February 24
- ✓ Legal appeal process continues, with a favorable resolution expected before year end

2016-2020 Utility Cap-Ex Breakdown



BL England 6%
SHARP 11%
AIRP 22%
Base capital 61%

8

GAAP Earnings – 2017 v 2016 For the three and nine months ended September 30 Q3 2017 Q3 2016 Variance YTD 2017 YTD 2016 Variance In millions except per share data Gas Utility ($5.8) ($3.3) ($2.5) $43.0 $46.1 ($3.1) Midstream $1.3 $0.0 $1.3 $3.7 ($0.1) $3.8 SJ Energy Group ($7.4) $4.2 ($11.6) ($27.0) $14.1 ($41.1) SJ Energy Services $(25.7) $8.9 ($34.6) ($28.9) $12.9 ($41.8) SJI ($37.5) $9.7 ($47.2) $(7.4) $73.1 ($80.5) SJI EPS ($0.47) $0.12 ($0.59) $(0.09) $0.97 ($1.06) 9

Economic Earnings – 2017 v 2016 For the three and nine months ended September 30 Q3 2017 Q3 2016 Variance YTD 2017 YTD 2016 Variance In millions except per share data Gas Utility ($5.8) ($3.3) ($2.5) $43.0 $46.1 ($3.1) Midstream $1.3 $0.0 $1.3 $3.7 ($0.1) $3.8 SJ Energy Group ($0.8) ($1.4) $0.6 $9.6 $10.4 ($0.8) SJ Energy Services $1.3 $8.7 ($7.4) $0.0 $13.3 ($13.3) SJI ($4.0) $3.9 $(7.9) $58.1 $69.6 ($11.5) SJI EPS ($0.05) $0.05 $0.00 $0.73 $0.92 ($0.19) 10 *SJI uses the non-GAAP measure of Economic Earnings when discussing results. A full explanation and reconciliation of this non-GAAP measure is provided under “Explanation and Reconciliation of Non-GAAP Financial Measures” in the Earnings Release.

South Jersey Gas In millions¹ Q3 YTD Performance Notes 2016 Net Income ($3.3) $46.1 Customer Growth $0.2 $1.6 1.5% YOY customer growth Accelerated Infrastructure Investments ($0.8) $2.8 AIRP II and SHARP investments roll-in to base rates October 1 Off System Sales $0.0 $0.1 O&M Expenses² ($1.2) ($3.9) Resource investments supporting future growth; increased reserve for uncollectible accounts Depreciation³ ($0.5) ($1.6) Additional assets placed in service Interest Charges – Net of Capitalized³ ($0.7) ($1.2) R&D Tax Credit $0.0 ($1.0) Non-recurring credit benefited 2016 Other $0.5 $0.1 2017 Net Income ($5.8) $43.0 ¹ Slide depicts changes to period over period net income, it is not intended to be a substitute for financial statements. ² Excludes expenses where there is a corresponding credit in operating revenues (i.e., no impact on our financial results). ³ Expenses associated with accelerated infrastructure investments are reflected within that line item. 11

Utility Customer Growth 12 Months Ending September 30, 2017 Margin Growth from Customer Additions $2.2M Conversions 5,531 New Construction 2,700 Total Gross Customer Additions 8,231 Net Customer Additions 5,456 Year Over Year Net Growth Rate 1.5% 12

13 South Jersey Energy Group For the three and nine months ended September 30 Q3 2017 Q3 2016 Variance YTD 2017 YTD 2016 Variance Economic Earnings, in millions SJ ENERGY GROUP ($0.8) ($1.4) $0.6 $9.6 $10.4 ($0.8) Retail Commodity ($0.8) $0.4 ($1.2) $0.2 $1.3 ($1.1) Fuel Management $1.4 $1.3 $0.1 $4.1 $3.0 $1.1 Wholesale Mktg / Asset Optimization ($1.5) ($3.1) $1.6 $5.1 $6.1 ($1.0) SJ Exploration $0.1 $0.0 $0.1 $0.2 $0.0 $0.2 Fuel management improvement driven by increased volumes Record low spreads from warmer weather that impacted YTD wholesale marketing were partly offset by improved Q3 performance

14 South Jersey Energy Services For the three and nine months ended September 30 Q3 2017 Q3 2016 Variance YTD 2017 YTD 2016 Variance Economic Earnings, in millions SJ ENERGY SERVICES $1.3 $8.7 ($7.4) $0.0 $13.3 ($13.3) CHP $0.5 $3.6 ($3.1) $0.5 $5.7 ($5.2) Solar $2.4 $3.5 ($1.1) $2.5 $3.8 ($1.3) Landfills ($1.3) ($0.4) ($0.9) ($2.9) ($1.4) ($1.5) ITC $0.0 $1.8 ($1.8) $0.0 $4.6 ($4.6) Other ($0.3) $0.2 ($0.5) ($0.1) $0.6 ($0.7) CHP comparison in 3Q impacted by non-recurring $4.3M settlement that benefited 2016 Strong solar production continues, offset by softer MD SREC market No ITC in 2017 earnings

Appendix

PennEast Pipeline Project  $200M investment with FERC level returns projected  20% equity owner in $1.0B+, 1 BCF, 118-mile interstate pipeline from Marcellus region of PA into NJ  Fully subscribed; 80% of capacity under 15-year agreements Application submitted 9/24/15 FERC draft EIS issued 7/22/16 Final EIS issued 4/7/17 Targeted construction 2018 16

17 Non-Utility GAAP Earnings – 2017 v 2016 For the three and nine months ended September 30 Q3 2017 Q3 2016 Variance YTD 2017 YTD 2016 Variance GAAP Earnings, in millions SJ ENERGY GROUP ($7.4) $4.2 ($11.6) ($27.0) $14.1 ($41.1) Retail Commodity ($0.5) ($0.8) $0.3 ($0.5) $4.4 ($4.9) Fuel Management $1.4 $1.3 $0.1 $4.1 $3.0 $1.1 Wholesale Mktg / Asset Optimization ($8.4) $3.7 ($12.1) ($30.8) $6.7 ($37.5) SJ Exploration $0.1 $0.0 $0.1 $0.2 $0.0 $0.2

18 Non-Utility GAAP Earnings – 2017 v 2016 For the three and nine months ended September 30 Q3 2017 Q3 2016 Variance YTD 2017 YTD 2016 Variance GAAP Earnings, in millions SJ ENERGY SERVICES $(25.7) $8.9 ($34.6) ($28.9) $12.9 ($41.8) CHP $0.5 $3.7 ($3.2) ($1.0) $5.4 ($6.4) Solar $(24.7) $3.5 ($28.2) $(24.9) $3.8 ($28.7) Landfills ($1.3) ($0.4) ($0.9) ($2.9) ($1.5) ($1.4) ITC $0.0 $1.8 ($1.8) $0.0 $4.6 ($4.6) Other ($0.3) $0.2 ($0.5) ($0.1) $0.6 ($0.7)

Fuel Supply Management 19 Counterparty Location Capacity (MW) Volume (Dth/day) Start Date Term Starwood Marcus Hook, PA 750 80,000 In service 2016 - evergreen LS Power West Deptford, NJ 738 36,000 In service 15 Years LS Power II West Deptford, NJ 400 31,000 In service 15 Years Moxie - Liberty Bradford Co, PA 825 137,655 In service 5 Years Moxie - Patriot Lycoming Co, PA 825 137,655 In service 4 Years Panda - Stonewall Leesburg, VA 750 110,000 In service May 2017 4 Years Moxie - Freedom Luzerne, PA 1,029 157,000 2018 10 Years Lordstown Trumbell, OH 1,029 160,000 2018 5 Years Invenergy - Lackawanna Jessup, PA 1,045 210,000 2018 10 Years Hickory Run Lawrence County, PA 1,000 162,000 2020 5 years To Be Announced TBA 990 121,000 TBA 4 Years

Solar SREC Generation MW DC Number of SRECs * Actual annual production reflected from 2012 through 2016. Estimated 2017 production reflects nine months actual and three months forecasted, assuming normal weather conditions. 20 26,193 55,766 111,908 136,379 224,737 237,222 - 50,000 100,000 150,000 200,000 250,000 0 50 100 150 200 250 2012 2013 2014 2015 2016 2017 SRECs generated MWs Installed